SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 10, 2004

MAGUIRE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-31717	04-3692625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

555 West Fifth Street, Suite 5000
Los Angeles, California		90013
(Address of principal executive offices)		(Zip Code)

213-626-3300
(Registrant’s telephone number, including area code)

ITEM 7. Financial Statements and Exhibits
ITEM 9. Regulation FD Disclosure
ITEM 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 7. Financial Statements and Exhibits

     (c) Exhibits.

Exhibit No.

99.1	Press Release dated February 10, 2004.
99.2	Maguire Properties, Inc. Supplemental Operating and Financial Data for the Quarter ended December 31, 2003.

ITEM 9. Regulation FD Disclosure

The information in this Item 9 of this Current Report is also being furnished under Item 12 – “Results of Operations and Financial Condition” of Form 8-K. Such information, including the exhibits attached hereto, are furnished pursuant to Item 9 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On February 10, 2004, Maguire Properties, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter of 2003. That press released referred to certain supplemental information that is available on the Company’s website at www.maguireproperties.com. The text of the press release and the supplemental information are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

ITEM 12. Results of Operations and Financial Condition

The information in this Item 12 of this Current Report is also being furnished under Item 9 – “Regulation FD Disclosure” of Form 8-K. Such information, including the exhibits attached hereto, are furnished pursuant to Item 12 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

On February 10, 2004, the Company issued a press release announcing its financial results for the fourth quarter of 2003. That press released referred to certain supplemental information that is available on the Company’s website at www.maguireproperties.com. The text of the press release and the supplemental information are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Dallas E. Lucas

Dallas E. Lucas Executive Vice President and Chief Financial Officer

Dated: February 10, 2004

EXHIBIT INDEX

99.1	Press Release dated February 10, 2004.
99.2	Maguire Properties, Inc. Supplemental Operating and Financial Data for the Quarter ended December 31, 2003.